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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): March 15, 2017

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RICH UNCLES REAL ESTATE INVESTMENT TRUST I

(Exact name of registrant as specified in its charter)

California	000-55623	47-4156046
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

3080 Bristol Street, Suite 550, Costa Mesa, CA 92626
(Address of principal executive offices) (Zip Code)

(323) 264-5200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Acquisition of Office Property

On March 15, 2017, the Company acquired of a 106,592 square foot, two-story office building in Rancho Cordova, California that is leased to Sutter Health. This property was acquired at a purchase price of $27,000,000, with concurrent mortgage financing of $14,850,000. The current net operating income for the property is $1,855,752 with a 8.6-year remaining lease term and 3 options, each for an additional 5-year lease renewal. The Company’s advisor was paid a $540,000 acquisition fee upon the purchase of this property.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2017	RICH UNCLES REAL ESTATE INVESTMENT TRUST I

	By	/s/ JEAN HO
Jean Ho
Chief Financial Officer